                                                                EXHIBIT 10.14.03

COMPASS                                                                  [LOGO]
BANK
                               CONTINUING GUARANTY

                                   (UNLIMITED)



    (1) FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned (hereinafter called "Guarantors"), jointly and severally unconditionally guarantee and promise to pay to COMPASS BANK (hereinafter called "Bank" or order in lawful money of the Unites States, any and all Indebtedness of ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (hereinafter called "Borrowers" to Bank. The word 'Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrowers or any one or more of them to Bank, heretofore, now, or hereafter existing, made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, not limited to, but including principal, interest, cost of collection, attorney's fees and all other lawful charges, and whether Borrowers may be liable individually or jointly with others, or whether recovery upon such Indebtedness maybe or hereafter become barred by any statute of limitations, or whether such Indebtedness may be now or hereafter become otherwise unenforceable.

    (2) The liability of Guarantors shall be unlimited and shall cover all Indebtedness of Borrowers to Bank. This is a continuing guaranty relating to any Indebtedness, including Indebtedness arising under successive transactions which shall either continue Indebtedness or from time to time renew Indebtedness after such Indebtedness has been satisfied. This Guaranty shall remain in effect until Bank's written acknowledgment of Bank's receipt of written notice of revocation by one or more Guarantors as to future transactions, and even after Bank's receipt and acknowledgment or revocation, this Guaranty shall remain effective as to Indebtedness then outstanding, and as to all advances or extensions of credit made to or on behalf of Borrowers subsequent thereto pursuant to any commitment or credit arrangement relating to any Indebtedness in effect at the time of Bank's acknowledgment of revocation which commitment or credit arrangement permits, provides for or obligates Bank to make such advance or extension of credit, including any construction loan, line of credit or letter of credit. A notice of revocation shall be effective only with respect to those of the Guarantors (if more than one) as shall have given notice of revocation as specified herein. Notwithstanding anything to the contrary contained or implied herein or in any other document, this Guaranty may not be revoked or terminated, other than with the prior written consent of the Bank, except upon strict compliance with the conditions and requirements heretofore set forth in this Section (2), and this Guaranty will not be revoked or terminated by any action, event or circumstance, including payment in full of all of the Indebtedness. In the event any sums or other things of value that are paid or transferred to or otherwise received by the Bank are rescinded, recovered, required to be returned, set aside, rendered void or otherwise adversely affected in any legal proceeding or for any cause whatsoever, including under any law, rule or regulation relative to bankruptcy, insolvency, fraudulent transfers or other relief of debtors, then this Guaranty shall continue to be effective or shall be revived and reinstated, as necessary in order to give full effect to the Guarantors' liability hereunder, to the same extent as if such payment, transfer and/or receipt had never occurred. This Guaranty shall not release, modify, revoke or terminate any other guaranty heretofore or hereafter executed by any of the Guarantors; nor shall any other guaranty heretofore or hereafter executed by any Guarantor release, modify, revoke or terminate this Guaranty unless such other guaranty specifically refers to this Guaranty and the release, modification, revocation or termination (as applicable) is accepted by Bank in writing.

    (3) The obligations of the Guarantors hereunder are joint and several, and independent of the obligations of Borrowers, and a separate action or actions may be brought and prosecuted against any one or more of the Guarantors whether action if brought against Borrowers or any other Guarantor or whether any of the Borrowers or other Guarantors are joined in any such action or actions.

    (4) It is the intent hereof that this obligation of Guarantors shall be and remain unaffected, (a) by the existence or non-existence, validity or invalidity, of any pledge, assignment or conveyance given as security; or (b) by any understanding or agreement that any other person, firm or corporation was or is to execute this or any other guaranty, any of the notes evidencing the Indebtedness, or any part thereof, or any other document or instrument or was or is to provide collateral for any Indebtedness; or (c) by resort on the part of Bank, or failure of Bank to resort, to any other security or remedy for the collection of said Indebtedness; or (d) by the death, bankruptcy, insolvency, dissolution or incapacitation of any of the Guarantors, any of the Borrowers or any other person, and in case of any such death or bankruptcy, the failure of Bank to file a claim against the deceased Guarantor's estate or against such bankrupt's estate, or the failure of Bank otherwise to seek remedies as a consequence of such events.

    (5) Each of the Guarantors authorizes Bank, without notice or demand and without affecting any Guarantor's liability hereunder, from time to time to (a) renew, compromise, extend, accelerate, restate, consolidate, replace, refinance or otherwise change the time for payment of, or otherwise change the terms of, the Indebtedness or any part thereof, including increasing or decreasing the rate of interest thereof; (b) take and hold security for the payment of this Guaranty or any of the Indebtedness and/or exchange, modify, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine; and/or (d) release or substitute any one or more of the borrowers or other obligors, endorsers or guarantors of all or any part of the Indebtedness (including, without limitation, any one or more of the Guarantors).

      (6) Each of the Guarantors waives any right to require Bank (a) to proceed against any one or more of the Borrowers or Guarantors; (b) to protect, preserve, proceed against or exhaust any security held from Borrowers; or (c) to pursue any other remedy in Bank's power whatsoever. Each of the Guarantors waives any defense arising by reason of any disability or other defense of any one or more of the Borrowers or Guarantors (including any defense based on or arising out of the unenforceability of any part of the Indebtedness for any cause whatsoever) or by reason of the cessation from any cause whatsoever of the liability of any one or more of the Borrowers or Guarantors. Until all Indebtedness shall have been paid in full, Guarantors shall not have any rights of subrogation, reimbursement, contribution or indemnity or any right of recourse to any assets or properties of any of the borrowers or any of the other Guarantors, and each of the Guarantors waives (i) all such rights, if any, of subrogation, reimbursement, contribution, indemnity and recourse, (ii) any right to enforce any remedy which Bank now has or may hereafter have against any one or more of the Borrowers or any other Guarantor and (iii) any benefit of, and any right of recourse to or to participate in any security now or hereafter held by Bank or otherwise constituting collateral for any Indebtedness. Each of the Guarantors waives all presentments, demands for performance, notices of nonperformance, notice of acceleration, notice of intent to accelerate, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurrence of new or additional Indebtedness, and waives any rights or defenses based, in whole or in part, upon an offset by any one or more of the Borrowers or Guarantors against any obligation or Indebtedness now or hereafter owned to any of the Borrowers or any of the Guarantors (including to any Guarantor by any Borrower). Each of the Guarantors waives the benefit of any statute of limitations or other defenses affecting the Borrower's liability for the Indebtedness or the enforcement thereof or such Guarantors liability hereunder or the enforcement thereof, and each of the Guarantors further agrees that any payment by any of the Borrowers or other circumstances that operate to toll any statute of limitations as to any one or more Borrowers shall operate to toll statute of limitations as to each of the Guarantors. Each of the Guarantors waives any rights to exemption under the constitution of the State of Georgia or any other state as to any indebtedness or obligation created hereunder.

    (7) In addition to all liens upon, and rights of setoff against, moneys, securities or other property of any one or more of the Guarantors given to Bank by law, Bank shall have and hereby is granted a lien upon, security interest in and a right of setoff against all moneys, securities and other property of each of the Guarantors now or hereafter in the possession of or on deposit with Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise; and every such lien, security interest or right of setoff may be exercised without demand upon or notice to any of the Guarantors. No lien, security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Bank, or by failure to exercise such right of setoff or to enforce such lien or security interest, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien specifically is waived or released in a written instrument executed by Bank.

    (8) Any indebtedness of any Borrower to any Guarantor, whether now existing, hereafter arising, secured or unsecured, and if secured, the security for same, hereby is subordinated to the Indebtedness; and such subordinated indebtedness, if Bank so requests, shall be collected, enforced and received by such Guarantor as trustee for Bank and be paid over to Bank on account of the Indebtedness but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty.

    (9) Where any one or more of Borrowers or Guarantors are corporations, partnerships, joint ventures, trusts, limited liability companies, business organizations or enterprises, It shall not be necessary for Bank to inquire into the power or authority of Borrowers or Guarantors or the officers, directors, partners, trustees or agents acting or purporting to act on their behalf.

    (10) Guarantors shall pay attorney's fees and all other costs and expenses which are incurred by Bank in the enforcement of this Guaranty.

    (11) No right or power of Bank hereunder shall be deemed to have been waived by any act or conduct or failure or delay to act on the part of Bank or any of its agents, employees or representatives; and the terms and provisions hereof may not be waived, altered, modified, or amended except in writing duly signed by a duly authorized officer of the Bank. In the event that Bank shall waive in writing any provision or requirement hereunder, such waiver shall be effective only for the specific purposes, circumstances and duration stated in said waiver. Bank may without notice assign this Guaranty in whole or in part and each reference herein to Bank shall be deemed to include its successors and assigns. The provisions of the Guaranty are binding upon each of the Guarantors and the heirs, distributees, executors, administrators, legal representatives, personal representatives, successors and assigns thereof and shall inure to the benefit of the Bank and each of its successors and assigns. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE GUARANTORS AND THE BANK HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA. Each of the Guarantors acknowledges that any cause of action arising under this Guaranty will be a cause of action arising from an Georgia transaction and that the Indebtedness is owing to a banking organization organized under Alabama law or that has its principal place of business in Alabama, that it is foreseeable that this Guaranty and the performance hereof have and will have significant effects in the State of Georgia, and that Guarantors' execution of this Guaranty will subject Guarantors to judicial jurisdiction in the State of Georgia. If any of the provisions of this Guaranty or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of the provisions of this Guaranty, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law. Except as expressly set forth in this Guaranty, this Guaranty is the entire agreement of the Guarantors and the Bank with respect to the guarantee of the Indebtedness by the Guarantors and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon the Bank unless expressed herein. Any notice by a Guarantor to the Bank shall be effective only upon the actual receipt thereof by an officer of Bank at the address specified below, and in the event no such address is specified, at Bank's principal corporate office in Birmingham , Alabama,
Attention: General Counsel.

    (12) This Guaranty is given under the seal of all parties hereto, and it is intended that this Guaranty is and shall constitute and have the effect of a sealed instrument according to law.



                                                                        Page -2-

IN WITNESS WHEREOF, the undersigned Guarantors have executed this Guaranty effective the 1st day of April, 1999.


                                                     GUARANTOR:

------------------------------------------                            ----------------------------------------------
                                                                                                                      (SEAL)
ADDRESS OF GUARANTOR
------------------------------------------

------------------------------------------                             ---------------------------------------------
                                                                                                                      (SEAL)
ADDRESS OF GUARANTOR
------------------------------------------

8010 Roswell Rd., Ste. 120
------------------------------------------
ADDRESS OF GUARANTOR                                                  ROBERTS REALTY INVESTORS, INC.


Atlanta, GA 30350                                                     By: /s/ Charles S. Roberts
-------------------------------------------                               ----------------------------------------------
                                                                          Its  President
-------------------------------------------                                    -----------------------------------------
ADDRESS OF BANK                                                                                                          (SEAL)






STATE OF GEORGIA)
COUNTY OF DEKALB)

         I, Joey M. Bushey, a Notary Public in and for such County in said State, hereby certify that Charles S. Roberts, whose name as President of Roberts Realty Investors, Inc., a Georgia corporation, is signed to the foregoing instrument, and is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such President and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

         Given under my hand this 12th day of April, 1999.

                             /s/ Joey M. Bushey
                          ----------------------------------------------------
                          Notary Public

                          Notary Public, DeKalb County, Georgia
                          My Commission Expires: June 21, 2002


(NOTARIAL SEAL)




                                                                        Page -3-

                             ADDENDUM TO GUARANTY OF
                  ROBERTS REALTY INVESTORS, INC. ("GUARANTOR")
                      RELATING TO DEBTS AND OBLIGATIONS OF
                ROBERTS PROPERTIES RESIDENTIAL, L.P. ("BORROWER")

The above-referenced Guaranty is modified to add the following additional provisions:

1. Guarantor agrees that the Indebtedness guaranteed extends to and includes any and all liability of Borrower under Section 1.17 of the Future Advance Deed to Secure Debt, Assignment of Rents and Leases, and Security Agreement (the "Deed to Secure Debt") executed by Borrower in connection with a $9,500,000 loan from Bank to Borrower (the "Loan"), including, without limitation, the indemnities set forth in said Section. Notwithstanding any other provision of this Guaranty, the provisions of this paragraph shall automatically expire and be of no further force and effect if, as and when the Indebtedness secured hereby has been paid in full and (i) such payments have become final and are not subject to being voided or refunded under the Bankruptcy Code or other applicable law, and (ii) such satisfaction of Indebtedness did not result from or was not related to the Bank accepting or acquiring title to the Property described in the Deed to Secure Debt given by Borrower, whether by foreclosure, deed in lieu of foreclosure, or otherwise. The Guarantor agrees that, unless the provisions of this paragraph shall automatically expire pursuant to the provisions of the preceding sentence, the Guarantor's guaranty of the Indebtedness of Borrower with respect to the matters set forth in this paragraph shall survive indefinitely, and shall not be extinguished by the payment of the Loan, the exercise of any right or remedy under any Loan document including, but not limited to foreclosure or the taking of a deed in lieu of foreclosure, or any subsequent sale or transfer of the Property.

2. Notwithstanding anything to the contrary in the Guaranty, the term "Indebtedness" as use herein shall be limited to (i) the indebtedness of Borrower to Bank evidenced by that certain Promissory Note of even date herewith from Borrower payable to Bank in the principal amount of $9,500,000 (the "Note"); and (ii) the payment and performance obligations of Borrower under the terms of the (a) Deed to Secure Debt, (b) the Construction Loan Agreement of even date by and between Borrower and Bank, and (c) any other documents or instruments executed by Borrower to evidence or secure the Loan.

3. Whenever reference is made to the payment of "reasonable attorney's fees" or words of similar import in the Guaranty, the same shall mean and refer to the payment of actual attorney's fees incurred based upon the attorney's normal hourly rate and the number of hours worked, and not the statutory attorney's fees defined in O.C.G.A. ss. 13-1-11.

4. In the event of any conflict between this Addendum and the Guaranty, the terms of this Addendum shall control.



                                   GUARANTOR:

                                   ROBERTS REALTY INVESTORS, INC.

                                   By:   /s/ Charles S. Roberts
                                      ------------------------------
                                                                     (SEAL)
                                   Title:  President

                                             [CORPORATE SEAL]

                                   Date: April 12, 1999



                                                                        Page -4-

STATE OF GEORGIA)
COUNTY OF DEKALB)

         I, Joey M. Bushey, a Notary Public in and for such County in said State, hereby certify that Charles S. Roberts, whose name as President of Roberts Realty Investors, Inc., a Georgia corporation, is signed to the foregoing instrument, and is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such President and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

         Given under my hand this 12th day of April, 1999.

                             /s/ Joey M. Bushey
                          ----------------------------------------------------
                           Notary Public

                                          Notary Public, DeKalb County, Georgia
                            My Commission Expires: June 21, 2002


(NOTARIAL SEAL)

                                                                        Page -5-